Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies
Commitments and Contingencies

(17)                      Commitments and Contingencies

(i) The Group has several non-cancelable operating leases, primarily for office rent.

Future minimum lease payments under non-cancelable operating leases (with initial or remaining lease terms in excess of one year) and future minimum operating lease payments as of December 31, 2011 are:

Minimum Lease Payment
RMB
Year ending December 31:
2012	16,738
2013	7,367
2014	3,165
2015	1,561
2016	1,237
Total	30,068

Rental expenses incurred under operating leases for the years ended December 31, 2009, 2010 and 2011 amounted to RMB25,622, RMB30,340 and RMB28,048, respectively, of which RMB4,920, RMB6,899 and RMB1,725 were recorded in discontinued operation for the years ended December 31, 2009, 2010 and 2011, respectively.

(ii) As of December 31, 2010 and 2011, the Group had a commitment of RMB365 and RMB168, respectively, in connection with acquisition of office equipment that would be due in the following year.

(iii) The Group entered into various acquisition agreements which contain certain purchase considerations that are contingent upon future performance of the acquired companies. Please refer to Note 3 for more details.

(iv) On October 17, 2011, Pieter van Dongen, an alleged purchaser of the Company’s American Depositary Receipts (“ADRs”) brought a purported class action against the Company, and three of its then-executive officers. The complaint asserts that between March 2, 2010 and September 14, 2011, the alleged class period, the defendants defrauded purchasers of the Company’s ADRs through the dissemination of materially false and misleading statements regarding the Company’s income, incentive compensation and future prospects including by allegedly overstating net income by failing to properly account for incentives provided to the Company’s agents. The complaint asserts claims under Section 10(b) of the Security Exchange Act of 1934 (“Exchange Act”) and Rule 10b-5 thereunder and under Section 20(a) of the Exchange Act.

On December 6, 2011, the Company and van Dongen, entered into a stipulation providing that within forty-five days after the court’s entry of an order appointing a lead plaintiff under the Private Securities Litigation Reform Act, the lead plaintiff must either file a consolidated complaint or give notice of its intent not to do so (and therefore proceed on its initial complaint). The stipulation establishes a briefing schedule under which the Company’s response to the operative complaint is due forty-five days after such filing or notice; the lead plaintiff’s opposition is due 45 days later; and the Company’s reply is due 30 days later. The stipulation was “so ordered” by the Court on December 7, 2011. On December 16, 2011, two other alleged purchasers of the Company’s ADRs, who are represented by the same law firm that represents van Dongen, moved for appointment as lead plaintiffs, and no other prospective plaintiff moved for appointment as lead plaintiff by the December 16, 2011 deadline. The lead plaintiff motion is still pending before the court.

The outcome of the above class action cannot be reliably estimated with reasonable certainty at this stage and no provision has thus been made as of December 31, 2011.